Schedule A dated December 1, 2015 to the Amended and Restated Joint 12b-1 Plan and Agreement

SCHEDULE A

The Lord Abbett Family of Funds

Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement

As of December 1, 2015

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, B, C, F, P, R2, R3, R4

Lord Abbett Bond-Debenture Fund, Inc.	A, B, C, F, P, R2, R3, R4

Lord Abbett Developing Growth Fund, Inc.	A, B, C, F, P, R2, R3, R4

Lord Abbett Equity Trust
Lord Abbett Calibrated Large Cap Value Fund	A, C, F, R2, R3, R4
Lord Abbett Calibrated Mid Cap Value Fund	A, C, F, R2, R3, R4

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, R2, R3, R4
Lord Abbett Emerging Markets Currency Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Emerging Markets Local Bond Fund	A, C, F, R2, R3, R4
Lord Abbett Multi-Asset Global Opportunity Fund	A, B, C, F, P, R2, R3, R4

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Core Fixed Income Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Core Plus Bond Fund(1)	A, C, F, R2, R3, R4
Lord Abbett Diversified Equity Strategy Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Floating Rate Fund	A, B, C, F, R2, R3, R4
Lord Abbett High Yield Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Income Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Inflation Focused Fund	A, C, F, R2, R3, R4
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Multi-Asset Growth Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Multi-Asset Income Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Short Duration Income Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Total Return Fund	A, B, C, F, P, R2, R3, R4

Lord Abbett Mid Cap Stock Fund, Inc.	A, B, C, F, P, R2, R3, R4

Lord Abbett Municipal Income Fund, Inc.

1 As amended on December 1, 2015 to reflect the addition of Lord Abbett Core Plus Bond Fund, a series of Lord Abbett Investment Trust.

A-1

Lord Abbett AMT Free Municipal Bond Fund	A, C, F
Lord Abbett California Tax-Free Income Fund	A, C, F, P
Lord Abbett High Yield Municipal Bond Fund	A, B, C, F, P
Lord Abbett Intermediate Tax-Free Fund	A, B, C, F, P
Lord Abbett National Tax-Free Income Fund	A, B, C, F, P
Lord Abbett New Jersey Tax-Free Income Fund	A, F, P
Lord Abbett New York Tax-Free Income Fund	A, C, F, P
Lord Abbett Short Duration High Yield Municipal Bond Fund	A, C, F
Lord Abbett Short Duration Tax Free Fund	A, B, C, F

Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Growth Opportunities Fund	A, B, C, F, P, R2, R3, R4
Small-Cap Value Series	A, B, C, F, P, R2, R3, R4

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Fundamental Equity Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Growth Leaders Fund	A, B, C, F, R2, R3, R4
Lord Abbett International Core Equity Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett International Dividend Income Fund	A, B, C, F, R2, R3, R4
Lord Abbett International Opportunities Fund	A, B, C, F, P, R2, R3, R4
Lord Abbett Micro-Cap Growth Fund	A
Lord Abbett Micro-Cap Value Fund	A
Lord Abbett Value Opportunities Fund	A, B, C, F, P, R2, R3, R4

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund, Inc.	A, B, C

A-2